POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints M. Daniel Lunt and Kenneth W. Bell, and each of them, his attorneys-in-fact and agents, each with full power of substitution and resubstitution, for him in any and all capacities, to sign any and all amendments (including posteffective amendments) to this registration statement, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully as to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or any of them, or their or his substitute or substitutes, may do or cause to be done by virtue hereof.

         Pursuant to the requirements of the Securities Act of 1933, the registration statement has been signed by the following persons in the capacities and on the dates indicated.

By:        /s/ James W. Johnston                            Date:  July 26, 2000
     ------------------------------------------------
         James W.  Johnston
         Chairman of the Board, Executive Vice President


By:       /s/ Kenneth W. Bell                               Date:  July 26, 2000
    -------------------------------------------------
         Kenneth W.  Bell
         Chief Executive Officer, President, Director


By:      /s/ M. Daniel Lunt                                 Date:  July 26, 2000
    -------------------------------------------------
         M. Daniel Lunt
         Executive Vice President, Director


By:      /s/ Michael D. Fowler                              Date:  July 26, 2000
    -------------------------------------------------
         Michael D. Fowler
         Director


By:      /s/ David R. Grow                                  Date:  July 26, 2000
    -------------------------------------------------
         David R. Grow
         Director


By:                                                         Date:  July 26, 2000
    -------------------------------------------------
         Edward Sullivan
         Director